UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                              November 9, 2006


                              Hecla Mining Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-8491                                             77-0664171
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(Commission File Number)                       (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                        83815-9408
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (208) 769-4100
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On November 9, 2006, Hecla Mining Company (the "Company") issued a news release announcing the Company's Third Quarter 2006 and nine months ended September 30, 2006 financial results. The news release is attached hereto as
Exhibit 99.1 to this Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HECLA MINING COMPANY

                                            By: /s/ Philip C. Wolf
                                                --------------------------------
                                                Name:  Philip C. Wolf
                                                Title: Senior Vice President

Dated:  November 9, 2006






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

                                  EXHIBIT INDEX



Exhibit No.                                 Title
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Exhibit 99.1 -  Hecla Mining Company News Release dated November 9, 2006

















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